Exhibit 99.1
RESTRICTED STOCK AGREEMENT
      This Restricted Stock Agreement (this “Agreement”), is entered into effective as of the Grant Date (as defined in paragraph 1), by and between COMMERCE ENERGY GROUP, INC., a Delaware corporation (the “Company”), and ANDREW COPPOLA (“Recipient”).
Recitals
      A. The Company maintains the Commonwealth Energy Corporation 1999 Equity Incentive Plan, as amended (the “Plan”), which is incorporated into and forms a part of this Agreement;
      B. The Compensation Committee of the Company’s Board of Directors (the “Committee”) administers the Plan; and
      C. Recipient has been selected by the Committee to receive a stock bonus award in the form of restricted shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), under the Plan.
Agreement
      1. Award and Consideration. On the terms and conditions set forth in this Agreement, the Company, hereby issues to Recipient on December 12, 2005 (the “Grant Date”), for past services rendered to the Company Ten Thousand (10,000) shares (the “Restricted Shares”) of Common Stock. All of the Restricted Shares issued hereunder shall be deemed issued to Recipient as fully paid and nonassessable shares, and Recipient shall have all rights of a stockholder with respect thereto, including the right to vote, receive dividends (including stock dividends), participate in stock splits or other recapitalizations, and exchange such shares in a merger, consolidation or other reorganization. The Company shall pay any applicable stock transfer taxes.
      2. Escrow and Repurchase Right.
      (a) Escrow. For purposes of facilitating the enforcement of the provisions of this Section 2, Recipient agrees, immediately upon receipt of the certificate(s) for all the Restricted Shares, to deliver such certificate(s), together with a “Stock Assignment Separate from Certificate” in the form attached hereto as Exhibit A, executed in blank by Recipient (and Recipient’s spouse if required for transfer) with respect to each such stock certificate issued hereunder, to the Secretary or Assistant Secretary of the Company or their designee (the “Escrow Holder”) to hold in escrow for so long as such Restricted Shares remains subject to any Repurchase Right (as defined below), and granting the Company the authority to take all actions necessary to effectuate all transfers and/or releases (including releasing such shares of Common Stock with respect to which the restrictions have lapsed) as may be necessary or appropriate to accomplish the objectives of this Agreement in accordance with the terms hereof. Recipient hereby acknowledges that such appointment of the Escrow Holder with such stated authorities is a material inducement to the Company to enter into this Agreement, and such appointment is accordingly irrevocable. Recipient agrees that neither the Company nor such Escrow Holder shall be liable to the Recipient or any Permitted Transferee for any actions or omissions unless such Escrow Holder is grossly negligent or engages in willful misconduct relative thereto. The Recipient agrees that the Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time.
      (b) Scope of Repurchase Right.
      (i) If Recipient’s employment by the Company is terminated before the Restricted Shares and Additional Securities (as defined below) are released from the Company’s Repurchase Right (as defined below), the Company shall, upon the date of such termination, have the right to repurchase all or any portion of the Restricted Shares and Additional Securities for $0.001 per share (the “Repurchase Right”). The Company may exercise the Repurchase Right by delivering written notice to Recipient within ninety (90) days after the date of termination.

      (ii) If the requisite periods of time (each, a “Vesting Period”) are not met, the Company shall have the right to repurchase the Restricted Shares and any Additional Securities allocated to the Vesting Period for $0.001 per share (the “Repurchase Right”). The Company may exercise its first Repurchase Right by delivering written notice to Recipient within ninety (90) days after the first anniversary of the Grant Date in the case of 5,000 Restricted Shares, and may exercise its second Repurchase Right by delivering written notice to Recipient within ninety (90) days after the second anniversary of the Grant Date in the case of 5,000 Restricted Shares.
      (iii) Upon delivery of a repurchase notice pursuant to this Section 2(b), the Company shall become the legal and beneficial owner of the Restricted Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Restricted Shares being repurchased by the Company. Recipient shall forfeit the right to all cash or other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for all or any part of the Restricted Shares and Additional Securities that are repurchased by the Company pursuant hereto.
      (c) Termination of the Repurchase Right. The first Repurchase Right shall terminate and cease to be exercisable with respect to 5,000 shares on the first anniversary of the Grant Date if Recipient has been an employee of the Company or one of its subsidiaries continuously from the Grant Date to and including the first anniversary of the Grant Date and the second Repurchase Right shall terminate and cease to be exercisable with respect to 5,000 on the second anniversary of the Grant Date if Recipient has been an employee of the Company or one of its subsidiaries continuously from the Grant Date to and including the second anniversary of the Grant Date.
      (d) Additional Securities. For purposes of this Section 2, Restricted Shares shall include all securities received in replacement of the Restricted Shares, as a stock dividend or as a result of any stock split, recapitalization, merger, reorganization, exchange or the like, and all new or additional securities or other properties to which Recipient is entitled by reason of Recipient’s ownership of the Restricted Shares (hereinafter called “Additional Securities”). Recipient shall be entitled to direct the Company to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but Recipient may not direct the Company to sell any such warrant or option. If Additional Securities consist of a convertible security, Recipient may exercise any conversion right, and any securities so acquired shall be deemed Additional Securities. All Restricted Shares, including Additional Securities, shall be subject to the restrictions contained in this Agreement.
      (e) Transfer Restrictions. Until the respective Right of Repurchase lapses, Recipient shall not transfer, assign, encumber or otherwise dispose of or grant a lien in or to any Restricted Shares or Additional Securities (with respect to which the respective Right of Repurchase has not lapsed), without the prior written consent of the Company. Prior to the Right of Repurchase lapsing, Recipient may transfer Restricted Shares and Additional Securities (a) by beneficiary designation, will or intestate succession, or (b) to Recipient’s spouse, children or grandchildren or to a trust established by Recipient for the benefit of Recipient or Recipient’s spouse, children or grandchildren (each, a “Permitted Transfer”). If Recipient makes such a Permitted Transfer of any Restricted Shares or Additional Securities, then this Section 2 shall apply to the transferee to the same extent as to Recipient. The Company shall not be required (i) to transfer on its books any Restricted Shares or Additional Securities which have been sold or transferred in violation of the provisions of this Agreement (and the Company may issue appropriate “stop transfer” instructions to its transfer agent accordingly) or (ii) to treat as the owner of the Restricted Shares or Additional Securities, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Restricted Shares or Additional Securities have been transferred in contravention of this Agreement. All certificates representing the Restricted Shares or Additional Securities shall have endorsed thereon the following legend:

“The shares represented by this certificate are subject to potential forfeiture and to restrictions upon transfer, including certain options to purchase such shares, set forth in an agreement between the issuer and the registered holder, a copy of which is on file at the principal office of the issuer corporation and will be furnished upon request to such registered holder.”

      3. Representations and Warranties of Recipient. Recipient represents and warrants to the Company each of the following matters:
      (a) Authorization. Recipient has full power and authority to enter into this Agreement and this Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.
      (b) Purchase Entirely for Own Account. This Agreement is made with Recipient in reliance upon Recipient’s representation to the Company, which by Recipient’s execution of this Agreement Recipient hereby confirms, that the Restricted Shares will be acquired for investment for Recipient’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Recipient has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Recipient further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Restricted Shares.
      (c) Investment Experience. Recipient acknowledges that he has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the Restricted Shares.
      4. Compliance With Securities Laws.
      (a) In addition to the restrictions contained in this Agreement, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Restricted Shares and Additional Securities (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Act, the securities laws of any state or any other law.
      (b) THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
      (c) All certificates representing the Restricted Shares or Additional Securities and all certificates issued in transfer thereof or substitution therefor shall, where applicable, have endorsed thereon the following legends:

(i) “The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. These securities have been acquired for investment and not with a view to distribution and may not be offered for sale, sold, pledged or otherwise transferred in the absence of an effective registration statement for such securities under the Securities Act of 1933 or an opinion of counsel reasonably satisfactory in form and content to the issuer that such registration is not required under such Act.”

(ii) Any legend required to be placed thereon by any applicable state securities law.
      5. Section 83(b) Election. Recipient hereby represents that he understands (a) the contents and requirements of a timely election made pursuant to Section 83(b) of the Internal Revenue Code or similar provision of state law (collectively, an “83(b) Election”), (b) the application of Section 83(b) to the grant of the Restricted Shares by Recipient pursuant to this Agreement, (c) the nature of the election to be made by Recipient under Section 83(b), and (d) the effect and requirements of the 83(b) Election under relevant state and local tax laws. Recipient further understands that he may file an election pursuant to Section 83(b), the form of which election is attached hereto as Exhibit B, with the Internal Revenue Service within thirty (30) days following the grant of the Restricted Shares hereunder, and a copy of such election must be included with his federal tax return for the calendar year in which the date of this Agreement falls. Recipient covenants to inform the Company of any change in Recipient’s state of residency. Recipient shall provide the Company with a copy of any timely 83(b) Election. If Recipient makes a timely 83(b) Election, Recipient shall immediately pay to the Company the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding requirements. If Recipient does not make a timely 83(b) Election, Recipient shall, either at the time that the restrictions lapse under this Agreement or at the time withholding is otherwise required by any applicable law, pay the Company the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding requirements. The Company may require Recipient to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for the Restricted Shares. Recipient hereby represents that he has had an opportunity to consult a tax advisor.
      6. Distributions. The Company shall disburse to Recipient all dividends, interest and other distributions paid or made in cash or property (other than Additional Securities) with respect to the Restricted Shares and Additional Securities, less any applicable federal or state withholding taxes.
      7. Not An Employment Contract. The grant of Restricted Shares will not confer on Recipient any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate or modify the terms of the Recipient’s employment or other service at any time.
      8. Amendment. Except as otherwise provided herein, any provision of this Agreement may be amended or waived only with the prior written consent of Recipient and the Board of Directors of the Company or the Committee.
      9. Assignment; Successors. Recipient shall not transfer, assign or encumber any of his rights, privileges, duties or obligations under this Agreement without the prior written consent of the Company, and any attempt to so transfer, assign or encumber shall be void. The Company may transfer, assign or encumber its rights, privileges, duties or obligations under this Agreement (including, without limitation, the right to maintain the escrow for the Restricted Shares or Additional Securities and the Repurchase Right), to any of its subsidiaries or affiliates. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.
      10. Entire Agreement. The Agreement, together with the Plan, constitutes the entire agreement of the parties and supercedes any and all agreements, either oral or in writing, between the parties with respect to the subject matter hereof. The terms of this Agreement shall be subject to the terms of the Plan, a copy of which may be obtained by Recipient from the office of the Secretary of the Company; and this Agreement is subject to all interpretations, amendments, rules and regulations promulgated by the Board or the Committee from time to time pursuant to the Plan.
      11. Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California as such laws are applied to contracts entered into and performed in such State.
[SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of December 12, 2005 to reflect the grant which was authorized on the Grant Date as first above written.

“COMPANY”
COMMERCE ENERGY GROUP, INC.

By:	/s/ STEVEN S. BOSS

Steven S. Boss
Chief Executive Officer

“RECIPIENT”

By:	/s/ ANDREW COPPOLA

Andrew Coppola
Address:
Mr. Andrew Coppola
Commerce Energy Group, Inc.
600 Anton Boulevard
Suite 2000
Costa Mesa, California 92626

EXHIBIT A
STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
      FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Agreement between the undersigned and Commerce Energy Group, Inc., a Delaware corporation (the “Company”), dated as of December 12, 2005 (the “Agreement”), the undersigned hereby sells, assigns and transfers unto the Company                     (                    ) shares of the Common Stock of the Company, standing in his name on the books of the Company, represented by Certificate No.(s)                    herewith, and does hereby irrevocably constitute and appoint                     attorney to transfer the said stock in the books of the Company with full power of substitution.

Dated:

By:

Print name:

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures.

EXHIBIT B
ELECTION TO INCLUDE SHARES OF RESTRICTED COMMON STOCK IN GROSS
INCOME PURSUANT TO SECTION 83(b) OF THE
INTERNAL REVENUE CODE
                                              , 200
      The undersigned received shares of restricted common stock (the “Restricted Shares”) of Commerce Energy Group, Inc. (the “Company”) on                                               , 200 . Under certain circumstances, the Restricted Shares are subject to forfeiture should the undersigned cease to be employed by the Company and its subsidiaries. Hence, the Restricted Shares are subject to a substantial risk of forfeiture and are nontransferable.
      The undersigned desires to make an election to have the Restricted Shares taxed under the provisions of Section 83 of the United States Internal Revenue Code of 1986, as amended (the “Code”) at the time the undersigned received the Restricted Shares.
      Therefore, pursuant to Code §83(b) and Treasury Regulation §1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Restricted Shares (described below), to report as taxable income for calendar year 200                    the excess (if any) of the Restricted Shares’ fair market value on                            , 200 , the date of grant, over the purchase price thereof.
      The following information is supplied in accordance with Treasury Regulation §1.83-2(e):

1.	The name, address and social security number of the undersigned:

2. A description of the property with respect to which the election is being made: Restricted Shares.

3. The date on which the property was transferred: , 200 . The taxable year for which such election is made: calendar 200 .

4. The restrictions to which the property is subject: If the undersigned’s employment with the Company is terminated for any reason, including resignation, retirement, termination without cause or disability, then the unvested portion of the Restricted Shares shall be forfeited for no consideration, subject to the option of the Company to repurchase such Restricted Shares at $0.001 per share. The undersigned’s Restricted Shares vest % per year commencing on the date hereof.

5. The fair market value on , 200 of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $[ ] per Restricted Share.

6. The amount paid for such property: $[ ] per Restricted Share.
      A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations §1.83-2(d).
Dated:                                               , 200